CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Sep. 30, 2014	Sep. 30, 2013	Sep. 30, 2012
Statement of Comprehensive Income [Abstract]
Net (loss)/income	$ (38,282)	$ 9,405	$ 12,027
Other comprehensive loss:
Unrealized losses on investment securities available for sale, gross	(14)	(76)	(86)
Tax benefit	5	26	30
Total other comprehensive loss, net of tax	(9)	(50)	(56)
Total comprehensive (loss)/income	$ (38,291)	$ 9,355	$ 11,971